Exhibit 99.1

Ambow Education Holding Ltd. (NYSE American: AMBO) Launches HybriU™ Partner Portal With 150-Plus Sales Partner Applicants, Opening an Uncapped Commission Program for Its AI-Powered Phygital Platform

New AI-Powered Channel Platform Centralizes Lead Management, AI-Generated Marketing Content, Training, Demo Scheduling, and Commission Tracking for Sales Partners Distributing HybriU™ Products Globally

Key Facts At-a-Glance

●	Who: Ambow Education Holding Ltd. (NYSE American: AMBO), a U.S.-based AI-powered phygital (physical + digital) technology company headquartered in Cupertino, California

●	What: Launch of the HybriU™ Partner Portal, a commission-based channel partner program with a centralized AI-native platform for lead pipeline management, AI-generated marketing content, training and certification, demo scheduling, sales-order management, and commission tracking

●	When: Available beginning May 28, 2026

●	Where: Available globally to qualified channel partners at partner.hybriu.com, with English and Chinese language support

●	Why: Accelerates global distribution of HybriU™’s AI-driven phygital product suite into education, events, conferences, and enterprise markets through a scalable channel-led model, extending Ambow’s reach beyond direct sales into the AV system integrator, hospitality and convention center, and commissioned sales partner segments

●	How Much: Performance-based commission with no upside cap, paid on closed sales across the HybriU™ product suite; pipeline of 150-plus sales partner applicants generated through LinkedIn within the program’s first month

CUPERTINO, Calif., May 28, 2026 (GLOBE NEWSWIRE) -- Ambow Education Holding Ltd. (“Ambow” or the “Company”) (NYSE American: AMBO), a global innovator of AI-powered phygital (physical + digital) solutions for education, conferencing and events, today announced the launch of the HybriU™ Partner Portal, a centralized AI-native platform that opens a commission-based channel partner program for sales professionals, AV system integrators, hotels and convention centers, and regional distributors worldwide. The HybriU™ Partner Portal is designed to accelerate distribution of HybriU™’s AI-driven phygital product suite into education, events, conferences, and enterprise markets globally.

Within its first month, the channel program has generated more than 150 sales partner applicants through LinkedIn alone, reflecting strong inbound interest in HybriU™’s uncapped, performance-based commission structure and its proprietary AI-native sales toolkit. The Partner Portal launch follows the Company’s April 2026 campus open house at the ASU+GSV Summit, which produced direct inbound business development conversations with prospective partners and international education leaders.

More than a partner program, the HybriU™ Partner Portal is built as a complete operating environment for channel-led sales. Partners log into a single role-based workspace that consolidates the workflows previously required across multiple tools, with full access to HybriU™ product collateral, AI-generated marketing content in any language, training and certification, lead and order management, and real-time visibility into their commissions.

Management Commentary

“The HybriU™ Partner Portal extends our phygital vision in a fundamentally new direction,” said Dr. Jin Huang, CEO and Chair of the Board of Ambow Education Holding Ltd. “We have built HybriU™ around the principle that learning, work, and collaboration should not be limited by geography, time zone, or language. The Partner Portal applies that same principle to how HybriU™ itself reaches the world. We are giving sales partners anywhere the same AI-driven toolkit and product access that our direct team uses, and inviting them to participate in the growth of an AI-powered phygital category that is still in its earliest innings.”

“The signal from the market in the first month has been unambiguous,” said James Bartholomew, President of Ambow Education Holding Ltd. “More than 150 sales professionals have applied to represent HybriU™ through the Partner Portal within weeks of opening applications. The HybriU™ product suite combines hardware, software, and services in a way that few sales partners get to represent today, and our uncapped commission structure rewards the partners who can move that combination into education and enterprise accounts. The Partner Portal is how we turn that demand into a scalable, repeatable channel.”

Partner Portal Capabilities

Core capabilities of the HybriU™ Partner Portal include:

●	Lead pipeline management. Six-stage pipeline (New, Contacted, Proposal Sent, Demo Scheduled, Negotiation, Won) with real-time tracking of pipeline value, win rate, and active leads

●	Sales order management. Partners create and manage sales orders, upload supporting documentation, and track order status from submission to fulfillment

●	Earnings and commission tracking. Real-time view of total closed revenue, estimated commission, approved commission, pending payout, and payments to date

●	AI Marketing Studio. AI-powered content generation across email campaigns, short-form video scripts, social media copy (LinkedIn, TikTok, X, Facebook, Instagram, WeChat), and event campaign pages, with multilingual output

●	Training Center with certifications. Modular partner training covering case studies, tutorial videos, and product reference, with course completion and certification tracking

●	Demo scheduling and product hub. Direct demo request workflow, access to the full HybriU™ product catalog, and downloadable product collateral

●	Corporate brand asset library. Co-branded marketing materials including the HybriU™ brand kit, PPT templates, letterheads, logos, and bilingual product introduction collateral in English and Chinese

●	Calendar, tasks, and partner messaging. Integrated follow-up scheduling, task tracking, and partner-to-Ambow communications

An Uncapped Commission Opportunity

The HybriU™ Partner Portal pays partners a performance-based commission on closed sales, with no upside cap. Unlike channel programs that limit earnings once a partner reaches a ceiling, the HybriU™ program is designed so that partners who sell more, earn more, without limit. Commission terms are provided to partners upon enrollment.

Product Catalog Available to Partners

Partners enrolled in the HybriU™ Partner Portal can sell across the full HybriU™ product suite:

Product	Description
HybriU 3D Cart	3D Recording and Broadcasting Mobile Station
HybriU Events	AI-driven Event Broadcasting and Recording System
HybriU Conference	AI-driven Phygital Innovation for Conferences
HybriU AdaptiveTeach	AI-driven Adaptive Teach System for Education
HybriU ProjectHub	Enterprise-grade project collaboration and knowledge platform
HGLC	Enterprise-grade services solution

HybriU™’s WeSpeak real-time translation platform is also available to qualified partners under separate territory agreements.

Designed for a Wide Range of Partner Profiles

The HybriU™ Partner Portal is built to support four complementary partner profiles, each addressing a different segment of HybriU™’s global market opportunity:

●	AV system integrators. Established AV firms with existing relationships in education, corporate, and government markets, positioning HybriU™ as an add-on to existing AV offerings

●	Hotels and convention centers. Venues that already operate AV infrastructure and can lease or integrate HybriU™ products for events and conferences

●	Regional distributors. Geographic partners managing local sales, installation, and service coverage in international markets

●	Commissioned sales partners. Individual sales professionals with existing relationships in events, conferences, and enterprise AV

Building on Inbound Demand

The Partner Portal launch builds on momentum generated by Ambow’s renewed channel-building activities in 2026. The Company’s ASU+GSV Summit campus open house, held April 13 to 16, 2026, generated direct inbound business development conversations with prospective partners and education leaders. Inbound interest from the open house, paired with 150-plus sales partner applicants generated through subsequent LinkedIn outreach, validated demand for a structured channel program.

Additional Ambow open house events are planned throughout 2026 in San Diego, including engagements timed to the AIA Conference on Architecture and Design (June 10 to 13), the Association of Two-Way and Dual Language Education Annual Conference (June 17 to 19), the AVID Summer Institute (August 3 to 5), and the California School Boards Association Annual Education Conference (December 3 to 5). Each event is designed to convert qualified inbound leads into Partner Portal enrollments and channel-led pipeline.

HybriU™ Partner Portal. One platform. Every partner. Global scale.

About Ambow Education Holding Ltd.

Ambow Education Holding Ltd. (NYSE American: AMBO) is a leading technology company delivering phygital (physical + digital) innovation solutions for education, enterprise collaboration and live events. Founded in 2000 and headquartered in Cupertino, California, Ambow has built its patented flagship HybriU™ product suite to redefine the future of learning, communication and engagement by providing immersive, real-time experiences to organizations and audiences worldwide. For more information, visit www.ambow.com and www.hybriu.com.

Follow us on X: @Ambow_Education

Follow us on LinkedIn: Ambow-education-group

Forward-Looking Statements

This press release contains forward-looking statements made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “will,” “expects,” “believes,” “anticipates,” “intends,” and similar expressions identify these statements. Such statements involve risks and uncertainties and are based on current expectations and assumptions about Ambow and its industry. Actual results may differ materially from those expressed or implied. Ambow undertakes no obligation to update forward-looking statements except as required by law.

For more information, please contact:

Ambow Education Holding Ltd.

E-mail: ir@ambow.com

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